Income taxes	12 Months Ended
Dec. 31, 2012
Income taxes [Abstract]
Income taxes

12. Income taxes

(a) Corporate income tax ("CIT")

As a Cayman Island resident company, the Company is not subject to income tax.

The PRC subsidiaries are governed by the PRC Corporate Income Tax Laws and regulations. Under the Income Tax Laws of the PRC, the PRC subsidiaries are subject to an income tax at a statutory rate of 25% on income reported in the statutory financial statements after appropriate tax adjustments.

The Company had minimal operations in jurisdiction other than the PRC. Income before income tax expenses consists of:

	Year ended December 31,
	2010	2011	2012
	US$	US$	US$
PRC	100,129,993	173,729,290	247,420,740
Non PRC	(11,674,365)	(12,086,672)	(15,138,254)

Total	88,455,628	161,642,618	232,282,486

Income tax expense for the years ended December 31, 2010, 2011 and 2012 is summarized as follows:

	Year ended December 31,
	2010	2011	2012
	US$	US$	US$
Current:
CIT tax expense	10,583,933	27,162,678	51,183,346
Land Appreciation Tax ("LAT") expense	16,154,567	25,582,339	25,390,667
Deferred tax expense/ (benefit)	10,594,874	5,892,472	(2,399,386)

Income tax expense	37,333,374	58,637,489	74,174,627

The Group's income tax expense differs from the tax expense computed by applying the statutory CIT rate of 25% for the years ended December 31, 2010, 2011 and 2012, as follows:

	Year ended December 31,
	2010	2011	2012
	US$	US$	US$
CIT at rate of 25%	22,113,907	40,410,655	58,070,622
Tax effect of non-deductible expenses	3,527,302	2,562,233	11,166,825
Tax effect of non-taxable income	(623,524)	-	-
Unrecognized tax benefit	-	-	(4,994,595)
LAT expense	16,154,567	25,582,339	25,390,667
CIT benefit of LAT	(4,038,642)	(6,395,585)	(6,347,667)
Changes in valuation allowance	19,154	(3,115,025)	(7,856,467)
International rate difference	252,290	(397,031)	(336,247)
Income tax on undistributed earnings of PRC subsidiaries	-	3,680,000	2,204,619
Adjustment of estimated income tax accruals	-	(3,988,507)	(3,038,183)
Others	(71,680)	298,410	(84,947)
Actual income tax expense	37,333,374	58,637,489	74,174,627

The income tax on undistributed earnings of PRC subsidiaries for the year ended December 31, 2012 represented accrued withholding taxes related to the portion of the Group's retained earnings that were not considered permanently reinvested. See Note 12(d) for more detail.

(b) Liability for unrecognized tax benefit

On January 1, 2007, the Group adopted ASC 740-10. There was no cumulative effect adjustment to beginning retained earnings resulting from the adoption of ASC 740-10, as the total liability for cumulative unrecognized tax benefits of US$2,667,594 as of January 1, 2007 was recognized in deferred tax liability, as discussed below. The following table summarizes the activity related to the Group's unrecognized tax benefits:

US$
Balance as of December 31, 2009	12,756,758
Movement in current year due to foreign exchange rate fluctuation	395,838
Balance as of December 31, 2010	13,152,596

Movement in current year due to foreign exchange rate fluctuation	671,730
Balance as of December 31, 2011	13,824,326

Movement in current year due to foreign exchange rate fluctuation	33,871
Movement in current year due to liquidation of the subsidiary	(5,015,958)
Balance as of December 31, 2012	8,842,239

The current year movement in ASC 740-10 liability of US$33,871 (2010: US$395,838, 2011: US$671,730), was due to the fluctuation of US$-RMB exchange rate, and therefore was recorded as other comprehensive income arising from the foreign currency translation. The remaining change of US$5,015,958 was recognized as a reduction of unrecognized tax benefits in the current year due to the liquidation of Henan Wanzhong Real Estate Co., Ltd. for which tax returns were filed based on the deemed profit method as discussed below.

The liability for unrecognized tax benefit relates to the application of the deemed profit method by the local tax authority of Zhengzhou city. During the years ended December 31, 2005 to 2010, in accordance with the provisions of the PRC tax law, the local tax authority of Zhengzhou City concluded that a deemed profit method is a preferred measure of income tax liability for companies in the real estate industry located in that province, including the PRC subsidiaries, than the statutory taxable income method.

Under the deemed profit method, the local tax authority levies income tax based on an arbitrary deemed profit ranging from 12% to 20% of total cash receipts of real estate property companies, rather than based on the statutory income tax rate on the adjusted taxable income, which was 33% for the years up to 2007 and 25% for 2008 and onwards. The PRC subsidiaries in that province had filed their tax returns based on the deemed profit method for the years ended December 31, 2009 and 2010. The local tax authority was entitled to re-evaluate prior years' income taxes assessed under the deemed profit method, upon receipt of audited accounts or upon completion of specific development projects.

Although the local tax authority of Zhengzhou City has not indicated that it will re-evaluate prior years, the Group believes that the possibility exists for reinterpretation of the application of the tax regulations by higher tax authorities in the PRC, potentially overturning the decision made by the local tax authority to apply the deemed profit method. Because of the uncertainty surrounding whether or not these tax years will be re-evaluated and the taxes adjusted, the difference between the taxes due based on taxable income calculated according to statutory taxable income method and the taxes due based on the deemed profit method has been recorded as an additional receivable or payable and has been included in unrecognized tax benefits. Management believes if the local tax authority of Zhengzhou City or a higher tax authority were to re-evaluate any of these tax years, the remaining PRC subsidiaries that have not been liquidated would be required to pay additional taxes due, based on the accumulated difference between the amounts paid under the deemed profit method and the amounts due under the PRC statutory taxable income method.

The entire unrecognized tax benefit, if ultimately recognized, will impact the effective tax rate. The Group anticipates new unrecognized tax benefits, related to tax positions similar to those giving rise to its existing unrecognized tax benefits, to originate after December 31, 2012. However, a reasonable estimate of the range of the possible increases related to similar positions originating after December 31, 2012 cannot be made at this time.

The PRC income tax returns for fiscal year 2006 through fiscal year 2012 remain open to potential examination. In addition, local tax authorities may exercise broad discretion in applying the tax law, thus potentially exposing the PRC subsidiaries to audits of tax years outside the general statute of limitations.

It is the Group's continuing practice to recognize interest and penalties related to uncertain tax positions in interest expenses and other expenses, respectively. For the years ended December 31, 2010, 2011 and 2012, no interest and penalties have been recognized under ASC 740-10 as management believes that there will be no interest and penalties charged relating to a revaluation of a tax levy method .

(c) LAT

Since January 1, 1994, LAT has been applicable at progressive tax rates ranging from 30% to 60% on the appreciation of land values, with an exemption provided for the sales of ordinary residential properties if the appreciation values do not exceed certain thresholds specified in the relevant tax laws. However, prior to September 2004, the Group's local tax authority in Zhengzhou city did not impose the regulation on real estate companies in its area of administration. Since September 2004, the local tax authority has levied the LAT at the rate of 0.8% or 1.0% against total cash receipts from sales of real estate properties, rather than according to the progressive rates. In early 2007, the national PRC tax authorities clarified the regulations to require the full payment of LAT in accordance with the progressive rates.

For the years ended December 31, 2010, 2011 and 2012, the Group has made full provision for LAT with respect to properties sold up to December 31, 2012 in accordance with the requirements set forth in the relevant PRC tax laws and regulations.

In the third quarter of 2010, the tax authorities of Jiangsu Province issued their interpretation of the definition of a "standard ordinary apartment", for the purposes of LAT. The Company previously believed that all of the units in its projects met the definition of "standard ordinary apartment". However, based on the interpretation, none of the units in its Jiangsu projects meet this definition. This interpretation differs from that adopted by other provinces in China. Thus, an exemption for LAT on profits up to 20% on "standard ordinary apartments" would not apply and the LAT rate for the Company's projects in Jiangsu Province was increased from zero to 30% on those apartments. In light of Jiangsu Province's interpretation, in the third quarter of 2010 the Company recognized a one-time charge of US$6.8 million to income tax expense and a US$6.8 million increase of income tax liabilities.

In the second quarter of 2010, one of Jiantou Xinyuan's projects, Zhengzhou International City Garden II, completed an LAT settlement from local tax bureau. The settlement was based on deemed profit method of US$4.2 million, while the Company had accrued the tax liability based on actual revenue method of US$21.4 million. As of December 31, 2010 and 2011, the unsettled liability has been accrued and carried forward. In addition to Zhengzhou International City Garden II, the LAT of two other projects, Finance Square and International Plaza were also settled based on deemed profit method in prior years, which was approved by the local tax bureau. However, the deemed profit method deviates from the federal tax authority's regulation. As a result, an accrual of US$22.8 million for these three projects was recorded for the difference between deemed profit method and the federal tax authority's regulation.

On April 6, 2012, Zhengzhou Jiantou Xinyuan United Real Estate Co., Ltd., which developed International Plaza was liquidated (Note 22). During the liquidation process, the Zhengzhou branch of the federal tax bureau performed an assessment on the sufficiency of taxes paid, including LAT. There was no additional tax adjustment assessed by the Zhengzhou branch of the federal tax bureau and the Group received a tax clearance certificate confirming that there was no underpayment of taxes as of April 6, 2012. Based on the above, management performed a reassessment and concluded that the likelihood of the federal tax bureau overturning the deemed profit method approved by the local tax bureau is reasonably possible, and accordingly reversed the LAT liability accrued for these three projects totaling US$22.8 million as of June 30, 2012.

(d) Deferred tax

The tax effects of temporary differences that give rise to the Group's net current deferred tax assets and liabilities as of December 31, 2011 and 2012 are as follows:

	December 31, 2011	December 31, 2012
	US$	US$
Current deferred tax assets:
Tax loss to be carried forward	126,295	-
Accruals and provisions	15,923,774	24,974,850
Impairment on Suzhou International City Garden project*	20,564,064	-
Valuation allowance for deferred tax assets*	(7,870,785)	-

Total current deferred tax assets	28,743,348	24,974,850

Current deferred tax liabilities:
Revenue recognized based on percentage of completion	(44,809,072)	(37,310,499)
Real estate properties accelerated cost deduction	(1,321,242)	(1,084,920)
Taxable temporary differences arise during the acquisition of Jiantou Xinyuan	(1,077,761)	(145,968)
Income tax on undistributed earnings of PRC subsidiaries	(3,680,000)	-
Others	(30,631)	(45,532)

Total current deferred tax liabilities	(50,918,706)	(38,586,919)

Net current deferred tax liabilities	(22,175,358)	(13,612,069)

*As of December 31, 2012, the pre-sale ratio of Suzhou International City Garden project has achieved 99.1% and the project has been substantially completed and delivered. Therefore, the related deferred tax assets and corresponding valuation allowance was reversed as of December 31, 2012.

The tax effects of temporary differences that give rise to the Group's net long-term deferred tax assets and liabilities as of December 31, 2011 and 2012 are as follows:

	December 31, 2011	December 31, 2012
	US$	US$
Long-term deferred tax assets:
Accruals and provisions	708,419	495,336
Others	598,511	1,103,381

Total long-term deferred tax assets	1,306,930	1,598,717

Long-term deferred tax liabilities:
Income tax on undistributed earnings of PRC subsidiaries	-	(5,884,619)

Total long-term deferred tax liabilities	-	(5,884,619)

Net long-term deferred tax assets	1,306,930	(4,285,902)

Certain of the Company's PRC subsidiaries have PRC tax net operating loss carry forwards of US$2.4 million (2011: US$0.1 million) which will expire in one to five years, if unutilized. Losses incurred in the U.S. maybe carry forward 20 years to offset taxable income in those years.

The Company did not provide for deferred income taxes and foreign withholding taxes on the undistributed earnings of foreign subsidiaries as of December 31, 2010, as it was permanently reinvesting all of its PRC subsidiaries' undistributed earnings to finance their future expansions and operations. During 2011 and 2012, the Company has considered its operational funding needs, future development initiatives and its dividend distribution plan and is permanently reinvesting all but US$36.8 million and US$58.8 million its PRC subsidiaries earnings as at December 31, 2011 and 2012 respectively. Accordingly, the Company accrued deferred income tax liabilities of US$3.68 million and US$5.88 million for the withholding tax liability associated with the distribution of retained earnings that are not permanently reinvested as at December 31, 2011 and 2012 respectively.

For each PRC subsidiary, deferred tax assets have been netted against deferred tax liabilities by current or non-current classification, as the reversal of the underlying temporary differences is expected to occur in the same future periods.

The deferred tax assets and liabilities will reverse when the originating temporary differences reverse. In addition, as a result of applying the deemed profit method to calculate PRC income taxes payable, deferred tax assets and liabilities will reverse either if the tax years are re-evaluated and reassessed under the statutory taxable income method or the tax years are no longer open for tax review.

In assessing the ability to realize the deferred tax assets, the Company has considered whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company records a valuation allowance to reduce deferred tax assets to a net amount that management believes is more-likely-than-not of being realizable based on the weight of all available evidence.